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News Release
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FOR IMMEDIATE RELEASE: TUESDAY, MAY 2, 2000

               AT&T Updates Guidance On Financial Results For 2000

         NEW YORK -- In a conference call with financial analysts today, AT&T provided updated guidance regarding its anticipated revenue and earnings for 2000. The update was based on new information regarding the anticipated closing of the company's merger with the MediaOne Group, a more current view of the performance of its voice long distance businesses and the expected impact of new regulatory rules regarding access payments, assuming approval by the Federal Communications Commission (FCC).

         In sum, the company reduced its previous guidance on operational earnings - including the estimated impact of the recently announced Excite@Home and Net2Phone transactions - by 9 cents from $1.89 to $1.94 per share to $1.80 to $1.85 per share. The company also said that its pro forma revenue for 2000 would increase approximately 7 to 8 percent, rather than the previously estimated 8 to 9 percent, due to slower growth in legacy long distance services. Reductions in the access fees the company pays local phone companies for handling long distance calls are expected to further reduce pro forma revenue growth to a range of 6 to 7 percent.

         "AT&T is still in the midst of its transformation from a domestic voice long distance company to a facilities-based provider of broadband services over any distance," said AT&T Chairman C. Michael Armstrong. "Our growth businesses are gaining momentum. Our high-speed data and IP services revenue is growing in the high teens. Our network outsourcing and management unit continues to build on an $11 billion backlog of contracts. Our wireless services revenue is outpacing the industry, both overall and on a per-subscriber basis. And our broadband unit is breaking records in signing up customers for digital video, high-speed Internet service and cable telephony.

         "Our voice long distance businesses have exceptional rates of return and generate cash flows that we are re-investing for growth," Armstrong said. "However, consumer long distance is a mature business, characterized by severe price competition and the loss of customers moving to wireless and Internet technologies. These forces have accelerated in recent months and will affect our full-year financial projections. Our goal remains to manage our consumer long distance business in a way that finds the best balance between those high rates of return and the rate of revenue decline."

MediaOne Group Closing

         While the company remains confident of regulatory approval for its planned merger with MediaOne, the closing date will be later than initially expected, as regulators consider factors raised by other recent industry transactions. It now appears that the MediaOne merger could close by midyear. Earlier earnings estimates had assumed a closing at the beginning of the second quarter.

         Excluding the effects of the MediaOne merger, and prior to the impact of factors described below, the company projects that operational earnings in the year 2000 would be 60 cents higher than the previous estimate of $2.10 to $2.15 per share. (See chart on page 5 for a complete description of the impacts of the MediaOne merger and other factors.)

Consumer and Business Long Distance

         Further, AT&T announced that, while growth in data and Internet revenue is strong, legacy long distance services are declining at a faster rate than anticipated.

         Competition in consumer long distance is accelerating, causing high-value customers to move to lower-priced calling plans at a more rapid pace. Consumers are also moving from basic wired long distance to wireless and Internet services at greater rates. And as a result of its focus on acquiring and retaining more profitable customers, the company is experiencing market share loss among customers with lower usage. On the positive side, AT&T is retaining heavy long distance users and has had a positive net customer and net revenue exchange with the one Bell company allowed into long distance. Based on these trends, pro forma revenue in the company's Consumer segment is projected to decline in the range of 5 to 7 percent, rather than the 3 to 5 percent previously estimated.

         In the business market, customers are increasingly moving from low-speed private line service, in which AT&T has a leading market share, to more sophisticated data networks, which are highly competed. AT&T said its business long distance revenue in 2000 is expected to reflect last year's loss of a major government contract and a first-half drop in sales to some large corporations. The company has taken a number of steps to accelerate growth, including a restructuring of its business sales organization, a new management team and a stronger product line. Pro forma revenue in the company's Business segment will increase by about 8 percent due to strong growth in Internet, data and outsourcing services. The previous estimate was for pro forma business revenue growth of 9 to 11 percent.

         Based on this operational performance in its consumer and business long distance units, the company's total pro forma revenue is expected to grow in the range of 7 to 8 percent in 2000 rather than the previous estimate of 8 to 9 percent. The impact of these shortfalls on operational earnings is expected to be about 13 cents.

Access Reform

         The FCC is expected to reduce long distance companies' payments to local exchange companies for handling calls, effective July 1. This will reduce the long distance industry's payments to incumbent local exchange carriers by $3.6 billion in 2000. AT&T plans to flow through its share of these savings to its customers. The company believes access reform is in customers' and the industry's interests since it eliminates hidden subsidies currently being paid to local exchange monopolies and it simplifies the way these charges are billed to consumers, enabling them to more easily compare competitive offers.

         Assuming approval of these reforms by the FCC, the company altered or eliminated plans for certain pricing actions and agreed to eliminate the minimum charge for consumers paying its basic rates. Combined with the reduction in access charges, which formerly were included in AT&T's rates, this will further increase the Consumer Services unit's estimated pro forma revenue loss to a range of 6 to 8 percent and the company's overall estimated operational earnings will decline by about 7 cents per share.

Revenue and Earnings Guidance

         In total, AT&T expects overall revenue for 2000, on a pro forma basis, to grow in the range of 6 to 7 percent, compared to the 8 to 9 percent previously projected.

         AT&T's operational earnings per share in 2000 are projected to be in the range of $2.50 to $2.55, excluding the effects of the company's pending merger with MediaOne and other previously announced transactions.

         Assuming the MediaOne closing occurs around midyear, AT&T estimates dilution for the amortization of goodwill, transactional costs and deferred synergies associated with the delayed closing would reduce operational earnings in 2000 by approximately 47 cents per share. When the company's transactions with Excite@Home and Net2Phone also close later this year, the company projects that 2000 operational earnings per share will be further reduced by approximately 23 cents.

         Considering all these factors, AT&T projects operational earnings for 2000 in the range of $1.80 to $1.85 per share. Cash earnings, on the same basis, are projected to be in the range of $2.40 to $2.45 per share. The company said operational earnings before interest, taxes, depreciation and amortization (EBITDA) would remain around $24 billion.

         The foregoing are "forward-looking statements" which are based on management's beliefs as well as on a number of assumptions concerning future events made by and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside AT&T's control, that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see AT&T's filings with the Securities and Exchange Commission. AT&T disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This document also contains certain information such as operational EPS, operational cash EPS and reported and operational EBIT and EBITDA that are not presented in accordance with generally accepted accounting principles. This information is presented solely to provide additional information to further understand the results of AT&T.

Earnings Per Share Guidance

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Operational EPS
--------------------------------------------------- ----------------------
--------------------------------------------------- ----------------------
December 6, 1999 guidance (1) (2)                   $2.10 - 2.15
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  Add back estimated MediaOne                       + $0.60
  EPS dilution impact
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Revised AT&T standalone guidance                    $2.70 - 2.75
--------------------------------------------------- ----------------------
--------------------------------------------------- ----------------------
  Impact of operational shortfalls                  - $0.13
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  Impact of proposed regulatory changes             - $0.07
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Potential dilution from pending transactions
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  Excite@Home / Net2Phone                           - $0.23
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  MediaOne (3)                                      - $0.47
--------------------------------------------------- ----------------------
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Revised Operational EPS                             $1.80 - 1.85
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(1)  Assumed an April 1, 2000  closing for  MediaOne  acquisition
(2) Adjusted dilution associated with Excite@Home transaction of $0.20 and Net2Phone transaction of $0.01 announced in March 2000, guidance was revised to $1.89 - $1.94
(3) Assumes midyear closing and impact of goodwill amortization, deferred synergies from the delay in closing and cost of MediaOne shareholder collar

Revenue Guidance

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Total 2000 Revenue
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Previous guidance, pro forma                            8 - 9 %
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Revised for operational shortfall                       7 - 8 %
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Revised  total 2000  revenue,  reflects  above plus     6 - 7 %
impact of  proposed regulatory changes (pro forma)
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Consumer Services 2000 Revenue
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Previous guidance                                       (3) - (5) %
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Revised for operational shortfall                       (5) - (7) %
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Revised Consumer Services 2000 revenue, reflects        (6) - (8) %
above plus impact of proposed regulatory changes (pro
forma)
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Business Services 2000 Revenue
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Previous guidance                                       9 - 11 %
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Revised Business Services revenue reflects              About 8 %
operational shortfall
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Wireless Services 2000 Revenue
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Previous guidance unchanged                             25 - 30 %
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Broadband 2000 Revenue
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Previous guidance unchanged                             12 - 14 %
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Definitions

Operational  Cash  Earnings:   Refers  to  operational  earnings  excluding  the
amortization of franchise costs, goodwill associated with acquisitions and equity investments, and other purchased intangibles.

Operational Earnings: These results exclude certain gains and charges as well as the impact of AT&T's ownership interests in Cablevision Systems Corp. and Excite @ Home.

Reported Earnings: The attached income statement reflects Reported Earnings in accordance with generally accepted accounting principles.

Pro forma Revenue: Revenue is adjusted for the TCI acquisition, adjusted all closed cable transactions, the IBM Global Network, various divestments of international businesses, the impact of Concert and proposed regulatory reform.

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